                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 7, 2003 deltathree, Inc.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Delaware                   000-28063                  13-4006766
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
        of Incorporation)                                    Identification No.)


                       75 Broad Street, New York, NY 10004
              (Address of principal executive office and zip code)


              Registrant's telephone number, including area code:
                                 (212) 500-4850

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (c) Exhibits.

Exhibit No      Exhibit Description
----------      -------------------
99.1            Press Release dated August 7, 2003

Item 12. Results of Operations and Financial Condition.

         This information set forth under "Item 12. Results of Operations and Financial Condition" is intended to be furnished pursuant to Item 12. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

         Attached and incorporated herein by reference as Exhibit 99.1 is a copy of a press release of deltathree, Inc. ("deltathree"), dated August 7, 2003, reporting deltathree's financial results for the second quarter of 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             DELTATHREE, INC.

                                             By: /s/ Paul C. White
                                                 ------------------------------
                                                 Name: Paul C. White
                                                 Title: Chief Financial Officer


Date: August 7, 2003

                                  EXHIBIT INDEX

Exhibit
Number             Description
------             -----------
99.1               Press Release, dated August 7, 2003.